SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 26, 1999
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                        0-25691                    13-4051921
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(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)              Identification No.)
Incorporation)


 110 East 59th Street, New York, New York                              10022
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 (Address of Principal Executive Offices)                            (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
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     (A) On July 26, 1999, NTL Incorporated ("NTL") filed a Form 8-K, dated July
18, 1999, reporting the announced acquisition of the consumer cable telephone, internet and television operations of Cable & Wireless Communications plc. A copy of the press release issued in the United States was attached thereto.

     A press release, issued July 26, 1999 specifically in the United Kingdom is attached hereto as an exhibit and incorporated herein by reference.


     (B) On July 27, 1999, the Board of Directors of Bell Atlantic Corporation approved the agreement referred to in the above-referenced press releases.

Item 7.  Financial Statements and Exhibits
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         EXHIBITS

99.1     Press release, issued July 26, 1999 (United Kingdom)

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             NTL INCORPORATED
                                               (Registrant)


                                             By: /s/ Richard J. Lubasch
                                             ----------------------------------
                                             Name:    Richard J. Lubasch
                                             Title:   Executive Vice President-
                                                      General Counsel


Dated: July 30, 1999

                                  EXHIBIT INDEX
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EXHIBIT                                                                    PAGE
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 99.1     Press release, issued July 26, 1999 (United Kingdom)